Business combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business combinations	Business combinations
PRA Health Sciences, Inc. - Merger Completion

On July 1, 2021 (the "Merger Date"), the Company completed the Acquisition of PRA by means of a merger whereby Indigo Merger Sub, Inc., a Delaware corporation and subsidiary of ICON, merged with and into PRA Health Sciences, Inc., the parent of the PRA Health Sciences Group ("the Acquisition" and "the Merger"). The combined Group has retained the name ICON and brought together approximately 38,000 (as at the Merger date) employees across the globe, creating one of the world’s most advanced healthcare intelligence and clinical research organization. The Merger was accounted for as a business combination using the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations.
The combined Company leverages its enhanced operations to transform clinical trials and accelerate biopharma customers’ commercial success through the development of much needed medicines and medical devices. The new ICON has a renewed focus on leveraging data, applying technology and accessing diverse patient populations to speed up drug development.

Upon completion of the Merger, pursuant to the terms of the Merger Agreement, PRA became a wholly owned subsidiary of the ICON Group. Under the terms of the Merger, PRA shareholders received per share $80 in cash and 0.4125 shares of ICON stock. The trading of PRA common stock on NASDAQ was suspended prior to market open on July 1, 2021.

In the year ended December 31, 2021, the Company incurred $198.3 million of Merger-related expenses which were accounted for separately from the business combination and expensed as incurred within the “Transaction and integration related” line item of the Consolidated Statement of Operations. These costs consist primarily of investment banker fees, advisory fees, legal costs, accounting and consulting fees, share-based compensation expense, and employee retention bonuses. Included in the $198.3 million of transaction and integration costs are acquisition related costs (as defined by ASC 805) of $57.1 million. These costs include finders fees; advisory, legal, accounting, valuation, and other professional or consulting fees.

The Company also incurred approximately $86.7 million of Merger-related financing fees which are included in the “Interest expense” line item in the Consolidated Statement of Operations for the year ended December 31, 2021. The Company deferred $76.2 million of financing costs incurred as a result of the Senior Secured Credit Facility and Senior Secured Notes. These costs will be amortized over the term of the related debt.

The purchase accounting associated with the PRA Merger remains ongoing and the Company continues to review the acquisition balance sheet. The Company expects to conclude the purchase accounting exercise by June 30, 2022.

The Merger Date fair value of the consideration transferred consisted of the following:

(in thousands)
Fair value of cash consideration	5,308,646
Fair value of ordinary shares issued to acquiree stockholders	5,658,126
Fair value of replacement share-based awards issued to acquiree employees	209,399
Repayment of term loan obligations and accrued interest *	865,800
12,041,971
* This represents the portion of PRA debt paid by ICON. PRA also paid $401.6 million from available cash to settle debt obligations that existed at the Merger Date.
The following table summarizes the preliminary allocation of the consideration transferred based on management’s estimates of Merger Date fair values of assets acquired and liabilities assumed, with the excess of the purchase price over the estimated fair values of the identifiable net assets acquired recorded as goodwill:

July 1,
2021
(in thousands)
Cash and cash equivalents	$259,971
Accounts receivable and unbilled revenue	934,308
Other current assets	125,156
Fixed assets	156,851
Operating lease right-of-use assets	177,345
Goodwill *	8,120,006
Intangible assets	4,886,000
Deferred tax assets	28,099
Other assets	35,391
Accounts payable	(50,259)
Accrued expenses and other current liabilities	(380,342)
Current portion of operating lease liabilities	(36,625)
Unearned revenue	(739,278)
Non-current portion of operating lease liabilities	(144,403)
Deferred tax liabilities	(1,126,952)
Other non-current liabilities	(203,297)

Net assets acquired	$12,041,971

* The goodwill in connection with the Merger is primarily attributable to the assembled workforce of PRA and the expected synergies of the Merger. None of the goodwill recognized is expected to be deductible for income tax purposes.

The following table summarizes the preliminary estimates of the fair value of identified intangible assets and their respective useful lives as of the Merger Date (in thousands, except for estimated useful lives):

	Estimated Fair Value	Estimated Useful Life
Customer relationships	3,915,000	23 years
Order backlog	490,000	3 years
Trade names	202,000	3 years
Patient database	168,000	7 years
Technology assets	111,000	5 years
	4,886,000

Since July 1, 2021, PRA has earned revenue of $2,053.4 million and pre-tax net income of $169.9 million in the six months ended December 31, 2021.
Unaudited Supplemental Pro Forma Information

The following pro forma financial information was derived from the historical financial statements of the Company and PRA and presents the combined results of operations as if the Merger had occurred on January 1, 2020. The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the results that would have actually occurred had the Merger been completed on January 1, 2020. In addition, the pro forma financial information does not give effect to any anticipated cost savings, operating efficiencies or other synergies that may result from the Merger, or any estimated costs that have been or will be incurred by the Company to integrate the assets and operations of PRA. Consequently, actual future results of the Company will differ from the pro forma financial information presented below:

	Year Ended	Year ended
	December 31	December 31
	2021	2020
	(in thousands)
Revenue	$7,462,000	$5,980,653
Net income/(loss)	$340,942	$(149,658)

The pro forma adjustments primarily relate to the amortization of acquired intangible assets, interest expense and amortization of deferred financing costs related to the new financing arrangements. In addition, the pro forma net income for the year ended December 31, 2021 was adjusted to exclude certain Merger-related nonrecurring adjustments; these adjustments were included in the year ended December 31, 2020 giving effect to the Merger as if it had occurred on January 1, 2020. The nonrecurring Merger-related adjustments include transaction costs, share-based compensation expense related to the acceleration of share-based compensation awards and replacement share-based awards, and financing fees. The Merger-related adjustments were tax effected using the rates applicable to the jurisdictions where they arose.

Acquisitions – MedPass Group ("MedPass")

On January 22, 2020 a subsidiary of the Company, ICON Investments Limited acquired 100% of the equity share capital of the MedPass Group. MedPass is the leading European medical device CRO, regulatory and reimbursement consultancy, that specializes in medical device development and market access. The acquisition of MedPass further enhances ICON’s Medical Device and Diagnostic Research services, through the addition of new regulatory and clinical capabilities in Europe. The integration of MedPass’s services brings noted expertise in complex class 3 medical devices, interventional cardiology and structural heart devices. Accounting for the acquisition of MedPass was finalized in the period ended December 31, 2020.

The acquisition of MedPass has been accounted for as a business combination in accordance with ASC 805 'Business Combinations'. The Company has made an assessment of the fair value of assets acquired and liabilities assumed as at that date. The following table summarizes the Company’s fair values of the assets acquired and liabilities assumed:

January 22,
2020
(in thousands)
Cash & cash equivalents	$10,170
Property, plant and equipment	45
Operating right of use assets	539
Goodwill *	27,191
Customer relationships	11,725
Order backlog	2,883
Accounts receivable	3,033
Prepayments and other current assets	158
Accounts payable	(368)
Unearned revenue	(989)
Other liabilities	(2,202)
Current lease liabilities	(219)
Non-current lease liabilities	(320)
Non-current deferred tax liability	(4,090)

Net assets acquired	$47,556

Cash outflows	$46,992
Working capital adjustment paid	564
Contingent consideration **	—

Total consideration	$47,556
* Goodwill represents the acquisition of an established workforce that specializes in medical device development and market access. None of the goodwill recognized is expected to be deductible for income tax purposes.
** The fair value of the contingent consideration was estimated at the date of acquisition as $Nil. Depending on performance of MedPass for the 12 month period ended December 31, 2020, the total consideration could have increased by a maximum of $6.7 million in contingent consideration. In January 2021, the contingent consideration was finalized and a value of $Nil was payable.

In finalizing the acquisition of MedPass in the 12 month period from acquisition, fair value adjustments were made which resulted in an increase in accounts receivable ($0.2 million) and unearned revenue ($0.8 million) and a decrease in operating right of use assets ($0.8 million), other liabilities ($0.8 million), current lease liabilities ($0.1 million), non-current lease liabilities ($0.7 million) and non-current deferred tax liability ($0.6 million). Customer relationship and order backlog assets were also finalized.

Since January 22, 2020, MedPass earned revenue of $13.2 million and net income of $2.5 million in the year ended December 31, 2020. The proforma effect of the MedPass acquisition if completed on January 1, 2019 would have resulted in revenue and net income for the fiscal years ended December 31, 2020 and December 31, 2019 as follows:

	Year Ended
	2020	2019
	(in thousands)
Revenue	$2,798,180	$2,820,796
Net income	$332,521	$377,485